UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 2, 2019

Date of Report (date of earliest event reported)

Cubic Corporation

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	1-8931 (Commission File No.)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue
San Diego, California (Address of principal executive offices)	92123 (Zip Code)

Registrant’s telephone number, including area code: (858) 277-6780

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Information

On January 2, 2019, Cubic Transportation Systems, Inc. (“CTS”), a wholly-owned subsidiary of Cubic Corporation (“Cubic”), acquired Gridsmart Technologies, Inc. (“Gridsmart”). Gridsmart uses a single camera solution for video detection at traffic intersections utilizing image processing, computer vision modeling and machine learning to optimize the flow of people and traffic through intersections.  Gridsmart is based in Knoxville, Tennessee.

The aggregate purchase price of the acquisition of Gridsmart is $87 million, subject to customary holdbacks and adjustments, including a portion of the purchase price ($935,000 in the aggregate) to be deposited into escrow accounts to secure potential post-closing obligations of the Gridsmart equityholders.

Cubic financed the transaction from borrowings under the Company’s revolver.

Cubic issued a press release announcing the Merger Agreement on January 2, 2019, a copy of which is attached as Exhibit 99.1 to this report.

***

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created by such Act. Statements in this Current Report on Form 8-K that are not purely historical are forward-looking statements. Forward-looking statements include, among others, statements regarding the closing of the Gridsmart acquisition. Actual results could differ materially from those expressed in any forward-looking statements due to numerous factors. Such factors include, among others, the risks and uncertainties in Cubic’s business, including the risks described in Cubic’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. You should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Cubic undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Item 9.01                                           Exhibits

(d)                                 Exhibits

Exhibit No.	Exhibit Description

99.1	Press release issued on January 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2019	CUBIC CORPORATION

	By:	/s/ James R. Edwards
	Name:	James R. Edwards
	Title:	Senior Vice President,
General Counsel & Secretary